Exhibit 10.2

General Form (Non Executive Officers and Directors)

LOCK-UP AGREEMENT

March     , 2009

Victory Acquisition Corp.

970 West Broadway

PMB 402

Jackson, Wyoming 83001

TouchTunes Corporation

3 Commerce Place, 4th Floor

Verdun, Quebec, H3E 1H7

CANADA

Re: Securities Issued in Business Combination with Victory Acquisition Corp.

Ladies and Gentlemen:

In connection with the Agreement and Plan of Reorganization, dated as of March     , 2009, by and among Victory Acquisition Corp. (“Parent”), VAC Merger Sub. Inc., TouchTunes Corporation, and VantagePoint CDP Partners, L.P. (the “Merger Agreement”), to induce Parent to enter into the Merger Agreement and consummate the Merger (as defined in the Merger Agreement), the undersigned agrees to, neither directly nor indirectly, during the “Restricted Period” (as hereinafter defined):

(1)	sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a “Transfer”) any legal or beneficial interest in any shares of stock, $.0001 par value, of Parent (“Parent Common Stock”), owned by the undersigned immediately following the Merger (including all Merger Shares) or otherwise received in connection with the Merger as contemplated by the Merger Agreement (the “Restricted Securities”), or

(2)	enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted Securities, whether such swap transaction is to be settled by delivery of any Restricted Securities or other securities of any person, in cash or otherwise,

As used herein, “Restricted Period” means the period commencing on the Closing Date (as defined in the Merger Agreement) and ending on the 18 month anniversary of the consummation of the Merger.

Notwithstanding the foregoing, after the 12 month anniversary of the Closing Date, the undersigned may transfer, prior to the end of the Restricted Period, that portion of the Restricted Securities in such quantity, in such manner and to such persons which the board of directors of Parent may consent in writing, which consent may be withheld for any reason in the good faith judgment of the board of directors.

It is understood that the shares of Parent Common Stock owned by the undersigned and held in escrow pursuant to that certain Escrow Agreement (as defined in the Merger Agreement) shall be considered part of the “Restricted Securities” and shall, for purposes of calculating the number of Restricted Securities the undersigned is entitled to Transfer hereunder, be entirely included in that portion of the Restricted Securities that remain subject to the restrictions of this Agreement.

Notwithstanding the foregoing limitations, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities, either during the undersigned’s lifetime or on the undersigned’s death, by gift, will or intestate succession, or by judicial decree, to a Permitted Transferee. A “Permitted Transferee” means any of the undersigned’s “family members” (as defined below) or trusts, family limited partnerships and similar entities formed primarily for the benefit of the undersigned or the undersigned’s “family members;” provided, however, that) it shall be a condition to such Transfer that the Permitted Transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities except in accordance with this Lock-Up Agreement. For purposes of this sub-paragraph, “family member” shall mean spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transferor’s spouse. Also notwithstanding the foregoing limitations, in the event the undersigned is an entity rather than an individual, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities to the shareholders of such entity, if it is a corporation, to the members of such entity, if it is a limited liability company, or to the partners in such entity, if it is a partnership; provided, however, that it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities in accordance with this Lock-Up Agreement.

The undersigned hereby authorizes Parent’s transfer agent to apply to any certificates representing Restricted Securities issued to the undersigned the appropriate legend to reflect the existence and general terms of this Lock-up Agreement.

This Lock-up Agreement will be legally binding on the undersigned and on the undersigned’s heirs, successors, executors, administrators, conservators and permitted assigns, and is executed as an instrument governed by the law of Delaware.

[signature page follows]

SIGNATURE PAGE TO THE LOCK-UP AGREEMENT

Signature

Name:

Address:

[SIGNATURE PAGE TO LOCK-UP AGREEMENT]

Form for Executive Officers and Directors

LOCK-UP AGREEMENT

March     , 2009

Victory Acquisition Corp.

970 West Broadway

PMB 402

Jackson, Wyoming 83001

TouchTunes Corporation

3 Commerce Place, 4th Floor

Verdun, Quebec, H3E 1H7

CANADA

Re: Securities Issued in Business Combination with Victory Acquisition Corp.

Ladies and Gentlemen:

In connection with the Agreement and Plan of Reorganization, dated as of March     , 2009, by and among Victory Acquisition Corp. (“Parent”), VAC Merger Sub. Inc., TouchTunes Corporation, and VantagePoint CDP Partners, L.P. (the “Merger Agreement”), to induce Parent to enter into the Merger Agreement and consummate the Merger (as defined in the Merger Agreement), the undersigned agrees to, neither directly nor indirectly, during the “Restricted Period” (as hereinafter defined):

(1)	sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a “Transfer”) any legal or beneficial interest in any shares of stock, $.0001 par value, of Parent (“Parent Common Stock”), owned by the undersigned immediately following the Merger (including all Merger Shares) or otherwise received in connection with the Merger as contemplated by the Merger Agreement (the “Restricted Securities”), or

(2)	enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted Securities, whether such swap transaction is to be settled by delivery of any Restricted Securities or other securities of any person, in cash or otherwise,

As used herein, “Restricted Period” means the period commencing on the Closing Date (as defined in the Merger Agreement) and ending on the 18 month anniversary of the consummation of the Merger.

Notwithstanding the foregoing, at any time following the Closing Date, the undersigned may transfer a number of shares of Parent Common Stock not to exceed an amount representing 10% of the number of shares of TouchTunes Corporation stock owned by the undersigned (including all options held by the undersigned, whether or not vested, on an as-exercised basis) immediately prior to the Closing Date. Also notwithstanding the foregoing, after the six month anniversary of the Closing Date, the undersigned may transfer, prior to the end of the Restricted Period, that portion of the Restricted Securities in such quantity, in such manner and to such persons which the board of directors of Parent may consent in writing, which consent may be withheld for any reason in the good faith judgment of the board of directors.

It is understood that the shares of Parent Common Stock owned by the undersigned and held in escrow pursuant to that certain Escrow Agreement (as defined in the Merger Agreement) shall be considered part of the “Restricted Securities” and shall, for purposes of calculating the number of Restricted Securities the undersigned is entitled to Transfer hereunder, be entirely included in that portion of the Restricted Securities that remain subject to the restrictions of this Agreement.

Notwithstanding the foregoing limitations, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities, either during the undersigned’s lifetime or on the undersigned’s death, by gift, will or intestate succession, or by judicial decree, to a Permitted Transferee. A “Permitted Transferee” means any of the undersigned’s “family members” (as defined below) or trusts, family limited partnerships and similar entities formed primarily for the benefit of the undersigned or the undersigned’s “family members;” provided, however, that) it shall be a condition to such Transfer that the Permitted Transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities except in accordance with this Lock-Up Agreement. For purposes of this sub-paragraph, “family member” shall mean spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transferor’s spouse. Also notwithstanding the foregoing limitations, in the event the undersigned is an entity rather than an individual, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities to the shareholders of such entity, if it is a corporation, to the members of such entity, if it is a limited liability company, or to the partners in such entity, if it is a partnership; provided, however, that it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities in accordance with this Lock-Up Agreement.

The undersigned hereby authorizes Parent’s transfer agent to apply to any certificates representing Restricted Securities issued to the undersigned the appropriate legend to reflect the existence and general terms of this Lock-up Agreement.

This Lock-up Agreement will be legally binding on the undersigned and on the undersigned’s heirs, successors, executors, administrators, conservators and permitted assigns, and is executed as an instrument governed by the law of Delaware.

[signature page follows]

SIGNATURE PAGE TO THE LOCK-UP AGREEMENT

Signature

Name:

Address:

[SIGNATURE PAGE TO LOCK-UP AGREEMENT]

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